EXHIBIT 10(b)


                                 AMENDMENT NO. 3

                  AMENDMENT NO. 3, dated as of October 29, 1999 (this "Amendment"), to the Credit Agreement, dated as of May 6, 1997, as amended by Amendment No. 1, dated as of January 30, 1998 and as amended by Amendment No. 2, dated as of December 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELEX COMMUNICATIONS, INC., a Delaware corporation ("Telex" or the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain definitions and covenants contained in the Credit Agreement; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                             Defined Terms. Terms defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting therefrom the definition of "Applicable Margin" and inserting in lieu thereof the following:

                  "Applicable Margin": The Applicable Margin for Tranche B Term
                           Loans shall equal (i) 3.75% per annum with respect to Eurodollar Loans and (ii) 2.75% per annum with respect to ABR Loans. The Applicable Margin for Revolving Credit Loans and Tranche A Term Loans will be adjusted on each Adjustment Date to the applicable rate per annum set forth under the heading "ABR Applicable Margin" or "Eurodollar Applicable Margin" on Schedule II which corresponds to the achievement of certain performance criteria determined from the financial statements and compliance certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

                  (a) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements, then the Applicable Margin in respect of the Revolving Credit Loans and Tranche A Term Loans during the period from the date upon which such financial statements were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                  (b) if such financial statements and compliance certificate are delivered after the date such financial statements and compliance certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements, then such decrease in the Applicable Margin shall not become applicable until the date upon which the financial statements and certificate actually are delivered; and

                  (c) if such financial statements and compliance certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and compliance certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of the Loans shall be (i) 2.25% per annum with respect to Revolving Credit Loans and Tranche A Term Loans which are ABR Loans and (ii) 3.25% per annum with respect to Revolving Credit Loans and Tranche A Term Loans which are Eurodollar Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

(b) deleting therefrom the definition of "Interest Payment Date" and inserting in lieu thereof the following:


                  "Interest Payment Date": (a) for the period prior to December 31, 1999 (i) as to any ABR Loan, the last day of each February, May, August and November to occur while such Loan is outstanding and, if such ABR Loan is a Term Loan, the date of each payment of principal thereof, (ii) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (iii) as to any Eurodollar Loan having an Interest Period longer than three months,
         (x) each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and (y) the last day of such Interest Period or (b) for the period commencing on December 31, 1999
         (i) as to any ABR Loan, the last Business Day of each month to occur while such Loan is outstanding and (ii) as to any Eurodollar Loan (x) the last Business Day of each month to occur while such Loan is outstanding and (y) the last day of such Interest Period.

and (c) inserting the following new definitions:

                  "Consolidated Funded Senior Indebtedness" at the date of determination thereof, all Indebtedness of the Borrower and its consolidated Subsidiaries (other than (i) the Senior Subordinated Notes and (ii) any Indebtedness of Foreign Subsidiaries for working capital purposes or pursuant to Section 8.6(c)) which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date, including, in any event, the Term Loans, the Revolving Credit Loans and the Swing Line Loans, in each case determined on a consolidated basis in accordance with GAAP.

                  "Senior Leverage Ratio": at any date of determination, the ratio of (a) Consolidated Funded Senior Indebtedness at such date to
         (b) Consolidated EBITDA for the period of one year ending on such date."

                  3. Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (e) thereof, (b) deleting the period at the end of paragraph (f) thereof and inserting in lieu thereof "; and" and (c) inserting at the end of
Section 7.2 the following new paragraph:

                  (g) As soon as available after December 31, 1999, but in any event not later than 45 days after December 31, 1999, a certificate signed by a Responsible Officer of the Borrower (i) stating that, to the best of such Responsible Officer's knowledge (based on unaudited financial statements for the period then ended, it being understood that the audited financial statements for the year then ended may reflect adjustments to such unaudited financial statements), the Borrower and its Subsidiaries during the fiscal quarter of the Borrower ending December 31, 1999 has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement, any Notes or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, and (ii) setting forth the calculations required to determine (A) compliance with all covenants set forth in subsection 8.1, and (B) compliance with the covenant set forth in subsection 8.8.

                  4. Amendments to Subsection 8.1. Subsection 8.1 of the Credit Agreement is hereby amended by (a) deleting the portion of the table set forth at the end of paragraph (a) applicable to following periods and substituting in place thereof the following:

                  September 30, 1999      $43,000,000
                  December 31, 1999       $46,000,000
                  March 31, 2000          $49,000,000
                  June 30, 2000           $50,000,000
                  September 30, 2000      $52,000,000
                  December 31, 2000       $54,000,000

(b) deleting the portion of the table set forth at the end of paragraph (b) applicable to following periods and substituting in place thereof the following:

                  September 30, 1999      0.75 to 1
                  December 31, 1999       0.80 to 1
                  March 31, 2000          0.85 to 1
                  June 30, 2000           0.85 to 1
                  September 30, 2000      0.90 to 1
                  December 31, 2000       0.90 to 1

(c) deleting the portion of the table set forth at the end of paragraph (c) applicable to following periods and substituting in place thereof the following:

                  September 30, 1999      8.00 to 1
                  December 31, 1999       7.75 to 1
                  March 31, 2000          7.25 to 1
                  June 30, 2000           7.00 to 1
                  September 30, 2000      6.75 to 1
                  December 31, 2000       6.50 to 1

(z) inserting the following paragraph (d):

                  (d) Maintenance of Senior Leverage Ratio. Permit, for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter of the Borrower ending on or after September 30, 1999, the Senior Leverage Ratio of the Borrower on such date to be greater than 2.95 to 1.

                  5. Amendments to Pricing Grid Schedule II to the Credit Agreement is hereby amended by deleting the tables included therein and inserting in lieu thereof the following table:

                     Applicable Margins and Commitment Fees:

                       for Revolving Credit Loans, Tranche A Term Loans and Commitment Fees
------------------------------ ---------------------------- --------------------------- ----------------------------
          Leverage               Eurodollar Applicable                 ABR
            Ratio                        Margin                 Applicable Margin             Commitment Fee
------------------------------ ---------------------------- --------------------------- ----------------------------
        > 5.50 to 1                       3.25%                       2.25%                       0.500%
        -
------------------------------ ---------------------------- --------------------------- ----------------------------
        > 5.00 to 1                       3.00%                       2.00%                       0.500%
        -
------------------------------ ---------------------------- --------------------------- ---------------------------
        > 4.50 to 1                       2.75%                       1.75%                       0.500%
        -
------------------------------ ---------------------------- --------------------------- ----------------------------
        > 4.00 to 1                       2.50%                       1.50%                       0.375%
        -
------------------------------ ---------------------------- --------------------------- ----------------------------
        > 3.50 to 1                       2.25%                       1.25%                       0.375%
        -
------------------------------ ---------------------------- --------------------------- ----------------------------
        < 3.50 to 1                       2.00%                       1.00%                       0.375%
------------------------------ ---------------------------- --------------------------- ----------------------------


                  Interest payable on Loans after the Amendment Effective Date (as defined below) but for any period, or portion of any period, prior to the Amendment Effective Date shall be paid based upon said Schedule II as in effect prior to the Amendment Effective Date.


                  6. Management Fee. The Borrower represents and warrants that GSCP has consented to not accept, at any time when for the most recently completed period of four fiscal quarters of the Borrower, the Consolidated Fixed Charge Coverage Ratio was less than 1:00 to 1 (after giving pro forma effect to any borrowing for the payment of such management fees), any payment in cash for its management fee (as more fully described in the agreement between Telex and GSCP for the rendering of management consulting or financial advisory services described in Section 8.10(ii) of the Credit Agreement); and the Borrower agrees not to pay such management fee in cash at any such time; it being understood and agreed that such management fee may be paid retroactively for all periods during which such payments were suspended if and when for the most recently completed period of four fiscal quarters of the Borrower, the Consolidated Fixed Charge Coverage Ratio was greater than 1:00 to 1 (after giving pro forma effect to any borrowing for such payment).

                  7. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions have been satisfied or waived:

                 (a) Execution and Delivery. Telex, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

                 (b) Amendment Fee. The Borrower has paid an amendment fee of
         37.5 basis points on the sum of the Revolving Credit Commitment and outstanding Term Loans as in effect on the Amendment Effective Date to each Lender consenting to the Amendment, such amendment fee to be payable to the Administrative Agent for the account of such Lender, on the Amendment Effective Date.

                  8.  General.

                  (a) Representation and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

                  (b) Affirmation of Guarantees. Each Guarantor party hereto hereby consents to the execution, delivery and effectiveness of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement.

                  (c) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (d) Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  (e) Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  (f) Continuing Effect of Loan Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or Lenders, as the case may be, or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of its Revolving Credit Commitments and Term Loans including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  (G) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                                TELEX COMMUNICATIONS, INC.


                                                By:
                                                   ----------------------------
                                                   Title:






                                                TELEX COMMUNICATIONS GROUP, INC.


                                                By:
                                                   ----------------------------
                                                   Title:





                                                TELEX COMMUNICATIONS
                                                INTERNATIONAL, LTD.

                                                By:
                                                   ----------------------------
                                                   Title:

                                                THE CHASE MANHATTAN BANK, as
                                                Administrative Agent and as a
                                                Lender


                                                By:
                                                   -----------------------------
                                                   Title:





                                                MORGAN STANLEY SENIOR FUNDING,
                                                INC. as Documentation Agent and
                                                as a Lender


                                                By:
                                                   ----------------------------
                                                   Title:





                                                BANKBOSTON, N.A.


                                                By:
                                                   ----------------------------
                                                   Title:





                                                THE BANK OF NEW YORK


                                                By:
                                                   ----------------------------
                                                   Title:





                                                U.S. BANK NATIONAL ASSOCIATION



                                                By:
                                                   ----------------------------
                                                   Title:


                                                HELLER FINANCIAL, INC.


                                                By:
                                                   ----------------------------
                                                   Title:

                                     THE BANK OF NOVA SCOTIA


                                     By:
                                        ----------------------------
                                                 Title:




                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                     By:
                                        ----------------------------
                                                 Title:




                                     MERRILL LYNCH PRIME RATE
                                     PORTFOLIO
                                     By: Merrill Lynch Asset
                                         Management, L.P., as Investment
                                         Advisor


                                     By:
                                        ----------------------------
                                                 Title:



                                     THE ING CAPITAL SENIOR SECURED
                                     HIGH INCOME FUND, L.P.
                                     BY: ING CAPITAL ADVISORS, INC.,
                                         as Investment Advisor


                                     By:
                                        ----------------------------
                                                 Title:





                                     MORGAN STANLEY DEAN WITTER PRIME
                                     INCOME TRUST


                                     By:
                                        ----------------------------
                                                 Title:

                       SENIOR DEBT PORTFOLIO
                       BY: BOSTON MANAGEMENT &
                           RESEARCH, AS INVESTMENT
                           ADVISOR

                       BY:
                          --------------------------
                          TITLE:


                       ML CBO IV (CAYMAN) LTD.
                       BY: HIGHLAND CAPITAL MANAGEMENT
                           L.P.
                           AS COLLATERAL MANAGER

                       BY:
                          --------------------------
                          TITLE:




                       NATEXIS BANQUE BFCE

                       BY:
                          --------------------------
                          TITLE:


                       PAM CAPITAL FUNDING LP
                       BY: HIGHLAND CAPITAL MANAGEMENT
                           L.P.
                           AS COLLATERAL MANAGER

                       BY:
                          --------------------------
                          TITLE:

                                                CRESCENT/MACH I PARTNERS, L.P.
                                                By: TCW ASSET MANAGEMENT COMPANY
                                                    ITS INVESTMENT MANAGER


                                                By:
                                                   ----------------------------
                                                            Title:






                                                DEEPROCK & COMPANY
                                                By: EATON VANCE MANAGEMENT, AS
                                                    INVESTMENT ADVISOR

                                                By:
                                                  -----------------------------
                                                            Title:



                                                KZH-ING-1 LLC (formerly known as
                                                KZH HOLDING CORPORATION II)


                                                By:
                                                   ----------------------------
                                                            Title:






                                                CRESCENT MACH I


                                                By:
                                                   ----------------------------
                                                            Title:





                                                THE TRAVELERS INSURANCE COMPANY



                                                By:
                                                   ----------------------------
                                                            Title:

                                                KZH PAMCO LLC


                                                By:
                                                   ----------------------------
                                                            Title:




                                                INDOSUEZ CAPITAL FUNDING III,
                                                LIMITED
                                                BY: INDOSUEZ CAPITAL, AS
                                                    PORTFOLIO ADVISOR


                                                By:
                                                   ----------------------------
                                                            Title:




                                                PAMCO CAYMAN LTD.
                                                BY: HIGHLAND CAPITAL MANAGEMENT
                                                    L.P.
                                                    AS COLLATERAL MANAGER

                                                By:
                                                   ----------------------------
                                                            Title:





                                                KZH-CRESCENT LLC


                                                By:
                                                   ----------------------------
                                                            Title:





                                                KZH-SOLEIL LLC


                                                By:
                                                   ----------------------------
                                                            Title: